UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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   NETWORK EQUIPMENT TECHNOLOGIES, INC.

Name of the Registrant as Specified In Its Charter

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IMPORTANT NOTICE Regarding the Availability of Proxy Materials

NETWORK EQUIPMENT TECHNOLOGIES, INC. NETWORK EQUIPMENT TECHNOLOGIES, INC. 6900 PASEO PADRE PARKWAY FREMONT, CA 94555	Meeting Information Meeting Type: Annual For holders as of: 06/12/09 Date: 08/11/09 Time: 10:00 AM PDT Location: Network Equipment Technologies 6900 Paseo Padre Parkway Fremont, CA 94555

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NOTICE AND PROXY STATEMENT      ANNUAL REPORT

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Voting Items

The Board of Directors recommends you vote "FOR" the director nominee and "FOR" each of the other proposals.

1.

To elect David R. Laube as Class I Director to serve until the 2012 Annual Meeting of Stockholders and until a successor, if any, is elected and qualified.

2.

To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending March 26, 2010.

3.

To approve amendments to the Company’s 2008 Equity Incentive Plan to (i) increase the number of shares of Common Stock of the Company available for issuance thereunder by an additional 2,300,000 shares and (ii) change the ratio at which certain  awards are deducted from the available plan balance.

4.

To approve an Employee Option Exchange Program.

5.

To approve an Officer & Director Option Exchange Program.